Exhibit 10.47

FIRST AMENDMENT TO FIRST AMENDED AND RESTATED

GUARANTY AGREEMENT

THIS FIRST AMENDMENT TO FIRST AMENDED AND RESTATED GUARANTY AGREEMENT (herein called this “Amendment”) made as of the 2nd day of April, 2007 by and between FIRST CONSUMER CREDIT, INC., a Texas corporation (“Guarantor”), and THE FROST NATIONAL BANK, a national banking association (“Lender”).

W I T N E S S E T H:

WHEREAS, U.S. Home Systems, Inc. (“Borrower”) and Lender have entered into that certain First Amended and Restated Loan Agreement dated as of February 9, 2006, to be effective for all purposes as of February 10, 2006 (as from time to time amended, modified or restated, the “Loan Agreement”) for the purposes and consideration therein expressed, pursuant to which Lender became obligated to make loans to Borrower as therein provided; and

WHEREAS, Guarantor executed and delivered to Lender that certain First Amended and Restated Guaranty Agreement dated as of February 9, 2006, to be effective for all purposes as of February 10, 2006 (as from time to time amended, modified or restated, the “Original Guaranty Agreement”) for the purposes and consideration therein expressed, pursuant to which Guarantor guaranteed all obligations of Borrower under the Loan Agreement; and

WHEREAS, Guarantor and Lender desire to amend the Original Guaranty Agreement for the purposes expressed herein;

NOW, THEREFORE, in consideration of the promises and the mutual covenants and agreements contained herein and in the Original Guaranty Agreement, in consideration of the loans which may hereafter be made by Lender to Borrower, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

ARTICLE I.

DEFINITIONS AND REFERENCES

§ 1.1 Terms Defined in the Original Agreement. Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Loan Agreement or the Original Guaranty Agreement shall have the same meanings whenever used in this Amendment.

§ 1.2. Other Defined Terms. Unless the context otherwise requires, the following terms when used in this Amendment shall have the meanings assigned to them in this § 1.2.

“Amendment” means this First Amendment to First Amended and Restated Guaranty Agreement.

“Guaranty Agreement” means the Original Guaranty Agreement as amended hereby.

ARTICLE II.

AMENDMENTS TO ORIGINAL GUARANTY AGREEMENT

§ 2.1. Indebtedness. Section 1(d) of the Original Guaranty Agreement is hereby amended to read:

(d) The term “Guaranteed Indebtedness” shall mean (i) all indebtedness, obligations and liabilities of Borrower to Lender of any kind or character, now existing or hereafter arising, whether direct, indirect, related, unrelated, fixed, contingent, liquidated, unliquidated, joint, several or joint and several, and regardless of whether such indebtedness, obligations and liabilities may, prior to their acquisitions by Lender, be or have been payable to or in favor of a third party and subsequently acquired by Lender (it being contemplated that Lender may make such acquisitions from third parties), including without limitation all principal indebtedness owing by Borrower to Lender now existing or hereafter arising under or evidenced by (a) that one certain Revolving Promissory Note dated as of April 2, 2007, executed by Borrower and payable to the order of Lender, in the original principal amount of $6,000,000, which note was executed in renewal and replacement (but not in extinguishment or novation) of (1) that one certain Revolving Promissory Note dated as of February 9, 2006, to be effective as of February 10, 2006, executed by Borrower and payable to the order of Lender, in the original principal amount of $3,000,000, and (2) that one certain Revolving Promissory Note dated as of February 9, 2006, to be effective as of February 10, 2006, executed by Borrower and payable to the order of Lender, in the original principal amount of $4,000,000, (b) that one certain Term Note dated as of February 9, 2006, to be effective as of February 10, 2006, executed by Borrower and payable to the order of Lender, in the original principal amount of $1,200,000, and (c) that one certain Term Note dated as of February 9, 2006, to be effective as of February 10, 2006, executed by Borrower and payable to the order of Lender, in the original principal amount of $875,000; (ii) all accrued but unpaid interest on any of the indebtedness described in (i) above, (iii) all obligations of Borrower to Lender under any documents evidencing, securing, governing and/or pertaining to all or any part of the indebtedness described in (i) and (ii) above (collectively, the “Loan Documents”), (iv) all costs and expenses incurred by Lender in connection with the collection and administration of all or any part of the indebtedness and obligations described in (i), (ii) and (iii) above or the protection or preservation of, or realization upon, the collateral securing all or any part of such indebtedness and obligations, including without limitation all reasonable attorneys’ fees, and (v) all renewals, extensions, modifications and rearrangements of the indebtedness and obligations described in (i), (ii), (iii) and (iv) above.

ARTICLE III.

REPRESENTATIONS AND WARRANTIES

§ 3.1. Representations and Warranties of Guarantor. In order to induce Lender to enter into this Amendment, Guarantor represents and warrants to Lender that:

(a) The representations and warranties contained in Section 4 of the Original Guaranty Agreement are true and correct at and as of the time of the effectiveness hereof.

(b) Guarantor is duly authorized to execute and deliver this Amendment. Guarantor has duly taken all action necessary to authorize the execution and delivery of this Amendment.

(c) The execution and delivery by Guarantor of this Amendment, the performance by Guarantor of its obligations hereunder and the consummation of the transactions contemplated hereby do not and will not conflict with any provision of law, statute, rule or regulation or of the articles of incorporation of Guarantor, or of any material agreement, judgment, license, order or permit applicable to or binding upon Guarantor, or result in the creation of any lien, charge or encumbrance upon any assets or properties of Guarantor. Except for those which have been duly obtained, no consent, approval, authorization or order of any court or governmental authority or third party is required in connection with the execution and delivery by Guarantor of this Amendment or to consummate the transactions contemplated hereby.

(d) When duly executed and delivered this Amendment will be a legal and binding instrument and agreement of Guarantor, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency and similar laws applying to creditors’ rights generally and by principles of equity applying to creditors’ rights generally.

ARTICLE IV.

MISCELLANEOUS

§ 4.1. Ratification of Agreements. The Original Guaranty Agreement as hereby amended is hereby ratified and confirmed in all respects. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein or therein, operate as a waiver of any right, power or remedy of Lender under the Loan Agreement, the Notes, or any other Loan Document nor constitute a waiver of any provision of the Loan Agreement, the Notes or any other Loan Document.

§ 4.2. Survival of Agreements. All representations, warranties, covenants and agreements of Guarantor herein shall survive the execution and delivery of this Amendment and the performance hereof.

§ 4.3. Loan Documents. This Amendment is a Loan Document, and all provisions in the Loan Agreement pertaining to Loan Documents apply hereto.

§ 4.4. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Texas and any applicable laws of the United States of America in all respects, including construction, validity and performance.

§ 4.5. Counterparts. This Amendment may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Amendment.

THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS OF THE PARTIES.

IN WITNESS WHEREOF, this Amendment is executed as of the date first above written.

FIRST CONSUMER CREDIT, INC.,
a Texas corporation

By:	/s/ Robert A. DeFronzo
Name:	Robert A. DeFronzo
Title:	CFO

THE FROST NATIONAL BANK

By:	/s/ Stephen S. Martin
Name:	Stephen S. Martin
Title:	Senior Vice President

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